================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 18, 2003






                            CLASSIC BANCSHARES, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




         Delaware                   0-27170                      61-1289391
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)              File No.)                Identification No.)




344 17th Street, Ashland, Kentucky                                  41101
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (606) 326-2801



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a) Exhibits

               99       Press release dated August 18, 2003





ITEM 9.    REGULATION FD DISCLOSURE.

           On August 18, 2003, Classic Bancshares, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

           The information under this caption is intended to be furnished by Classic Bancshares, Inc. under Item 12 of Form 8-K but is placed under Item 9 instead of Item 12 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The information contained in this Item 9 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        CLASSIC BANCSHARES, INC.



Date:      August 18, 2003              By: /s/ Lisah M. Frazier
           ---------------                  ----------------------------------
                                            Lisah M. Frazier, Chief Operations
                                            Officer and Chief Financial Officer